Exhibit 10.1

FOR OFFICIAL RELEASE
5049 Edwards Ranch Rd, 4th Floor
Fort Worth, TX 76109

LOTTERY.COM AND SPORTS.COM BOOST BRAND VISIBILITY
THROUGH STRATEGIC EXPANSION IN INDYCAR

Extended Partnership with Louis Foster Secures Branding and Marketing
Through the End of the 2025 NTT INDYCAR Series

Fort Worth, Texas – Lottery.com Inc. (Nasdaq: LTRY, LTRYW) (“Lottery.com” or the “Company”), a leading technology company in digital lottery, sports and entertainment, is proud to announce the extension of its sponsorship with British motorsport professional Louis Foster. This agreement reinforces Lottery.com’s strategic commitment to increasing global brand exposure and shareholder value via premier motorsport partnerships.

Under the terms of the extended agreement, the Sports.com logo will be displayed on Foster’s helmet and the front wing endplates of the Rahal Letterman Lanigan (RLL) Racing #45 IndyCar for the remainder of the 2025 season. The sponsorship covers all nine remaining races, including circuits such as Road America, Mid-Ohio and the Milwaukee Mile. Additionally, Foster will engage in a social media activation campaign across Instagram, X, and TikTok.

Matthew McGahan, CEO and President of Lottery.com and Sports.com, commented:

“We are thrilled to extend our partnership with Louis Foster, a standout talent in IndyCar racing. Partnering with Rahal Letterman Lanigan Racing — a team synonymous with excellence — provides unparalleled visibility and brand recognition. This move is pivotal to Lottery.com and Sports.com’s broader strategy to cement our presence in American motorsports, enhance global brand awareness and deliver significant value to our shareholders.”

This agreement furthers Lottery.com’s strategic goal to become a consistent and visible force in IndyCar and major international sporting events. The combination of helmet branding and prominent front-wing placement provides brand exposure across broadcast, digital and live audiences — reinforcing the Company’s marketing and worldwide brand recognition initiative.

About Lottery.com

The Lottery.com Inc. (NASDAQ: LTRY, LTRYW) family of brands — including Sports.com, Tinbu and WinTogether, comprise a unified ecosystem that integrates gaming, entertainment, and sports. Follow the Company on X, Instagram and Facebook.

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For more information, please visit www.lottery.com or contact our media relations team at press@lottery.com.

Important Notice Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this press release are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with the Bid Price Requirement, the Company’s ability to regain compliance with Nasdaq Listing Rules, the Company’s ability to become current with its SEC reports, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K/A filed by the Company with the SEC on June 14, 2024, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.